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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 16, 2004


                         FNANB CREDIT CARD MASTER TRUST
                     (Issuer of the Collateral Certificate)

                                       and

                       FNANB CREDIT CARD MASTER NOTE TRUST
                              (Issuer of the Notes)
             (Exact name of registrant as specified in its charter)

            Delaware                       333-88564           Not Applicable
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

      c/o Fleet Bank (RI), National Association
                111 Westminster Street
               Providence, Rhode Island                            02903
-----------------------------------------------         ------------------------
       (Address of principal executive office)                   (Zip Code)

Registrant's telephone number, including area code (401) 278-5451

                                       N/A
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS.

ITEM 8.01. OTHER EVENTS.

On September 16, 2004 Fleet Bank (RI), National Association, as Transferor, and FNANB Credit Card Master Note Trust as Issuer exercised the defeasance provisions of Section 12.5 of the Pooling and Servicing Agreement and Section
4.3 of the Indenture, respectively, by depositing with JPMorgan Chase Bank, as Trustee, a direct draw irrevocable letter of credit issued by Bank of America, National Association (the "Letter of Credit") in an initial stated amount of $1,000,000,000. The Letter of Credit was deposited with the Trustee pursuant to the terms of the Trust Agreement dated as of September 16, 2004, among the Transferor, the Issuer and the Trustee. Upon the deposit of the Letter of Credit, the Transferor and the Issuer were discharged of their obligations under the Pooling and Servicing Agreement and the Indenture, respectively, and the Receivables held to secure the Notes were released to Fleet Bank (RI), National Association. Each of the Series 2002-A Class A Notes and the Series 2003-A Class A Notes has the benefit of a note guaranty policy issued by Ambac. Such policies will remain in place to pay interest on the Notes on each Distribution Date and to pay principal in full on the Series 2002-A Notes on the July 2007 Distribution Date and to pay principal in full on the Series 2003-A Notes on the May 2006 Distribution Date.

Also, the Issuer intends to suspend its reporting under the Securities Exchange Act of 1934, as amended (the "34 Act") and the rules and regulations promulgated thereunder (the "34 Act Rules"). In connection with such suspension, the Issuer intends to file a Form 15 as provided by the 34 Act Rules.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (C). EXHIBITS.

      Exhibits. The following are filed as exhibits to this report under Exhibits 4.1, 4.2 and 4.3:

Exhibit 4.1 Trust Agreement dated as of September 16, 2004, among Fleet Bank (RI), National Association, FNANB Credit Card Master Note Trust and JPMorgan Chase Bank, as Trustee.

Exhibit 4.2 Amendment No. 1 to Second Amended and Restated Master Pooling and Servicing Agreement dated as of September 16, 2004 between Fleet Bank (RI), National Association, as Transferor and Servicer and JPMorgan Chase Bank, as Trustee.

Exhibit 4.3     Fifth Supplemental Indenture to Master Indenture
                dated as of September 16, 2004 between FNANB Credit Card Master Note Trust, as Issuer and JPMorgan Chase Bank, as Indenture Trustee.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 16, 2004


                               FNANB CREDIT CARD MASTER TRUST
                               FNANB CREDIT CARD MASTER NOTE TRUST
                               (Registrants)

                               By: Fleet Bank (RI), National Association,
                                   as Transferor and Servicer


                               By: /s/ John S. Fioravanti
                                  _____________________________________
                                  Name:  John S. Fioravanti
                                  Title: Senior Vice President
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                                INDEX TO EXHIBITS

Exhibit Number                      EXHIBIT
--------------                      -------
Exhibit 4.1       Trust Agreement dated as of September 16, 2004, among Fleet
                  Bank (RI), National Association, FNANB Credit Card Master Note
                  Trust and JPMorgan Chase Bank, as Trustee.

Exhibit 4.2 Amendment No. 1 to Second Amended and Restated Master Pooling and Servicing Agreement dated as of September 16, 2004 between Fleet Bank (RI), National Association, as Transferor and
                  Servicer and JPMorgan Chase Bank, as Trustee.

Exhibit 4.3       Fifth Supplemental Indenture to Master Indenture dated as of
                  September 16, 2004 between FNANB Credit Card Master Note
                  Trust, as Issuer and JPMorgan Chase Bank, as Indenture
                  Trustee.